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Exhibit 10.33


                       AMENDMENT TO EMPLOYMENT AGREEEMENT
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                               DATED JULY 1, 2004
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     WHEREAS, Sebastien DuFort entered into an Employment Agreement with Silicon
Film, Inc., an Illinois corporation, effective July 1, 2004;

     WHEREAS, the Employment Agreement provides in paragraph 2(a) for a base salary at the annual rate of $180,000, payable in bi-weekly installments consistent with the Company's payroll practices.

     NOW, THEREFORE, in consideration of Mr. DuFort's employment with Silicon Film, Inc., the parties agree to amend paragraph 2(a) to read as follows:

     "(a) BASE SALARY. Employee shall be paid a base salary ("Base Salary") at the annual rate of $12.00, payable in monthly payments of $1.00 consistent with the Company's payroll practices."

This Amendment shall be effective as of February 1, 2006 regardless of when it is signed.



SILICON FILM, INC.                     EMPLOYEE

By:    /s/ John Lichter                By:  /s/ Sebastien DuFort
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Name:  John Lichter                    Name:  Sebastien DuFort
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Title:  CEO
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Date:  2/1/06                          Date:     2/1/06
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